Hotels Map Marker Rooms Year Opened Hotel Palomar Los Angeles - Westwood 264 1972 Sixty Beverly Hills 1 107 1962 W Hotel Los Angeles – Westwood (PEB Owned) 2 258 1969 InterContinental LA Century City 3 363 1988 Sofitel Los Angeles 4 295 1988 Avalon Hotel 5 84 1958 Total (excluding Hotel Palomar Westwood) 1,107 Demand Generators:  10+ colleges and universities, including University of California, Los Angeles (UCLA), University of Southern California (USC) and California State University (Cal State)  Entertainment industries, including movie, music and commercial production, award shows, TV studio tapings and live audiences  Westwood Village  Sports, music and entertainment venues -6 professional sports teams, including the LA Dodgers, LA Lakers, LA Kings, LA Clippers, LA Galaxy and LA Sparks  Kodak Theatre, Staples Center, Disney – MGM Studios, Rose Bowl  World-class shopping located conveniently near the hotel  Abundance of nightlife and exceptional dining  11 million square feet of Class A office space in Century City / Wilshire Corridor  Los Angeles Convention Center Market Highlights: Market Overview:  The hotel is located in the Hollywood-Beverly Hills submarket, which has achieved a compounded annual RevPAR growth of 4.8% during the 26-year period between 1987 and 2013  The Hollywood-Beverly Hills market has experienced extremely constrained supply growth, with a 26-year compounded annual supply growth rate of 0.6%  Los Angeles attracts over 25 million total visitors annually and is the third-most visited city by overseas visitors Property Information: Estimated Discount to Replacement Cost: 15% - 20% September 2014 TTM Occupancy: 87% September 2014 TTM ADR: $207 2015 Project Cap Rate (Projected EBITDA)(1): 6.7% - 7.3% 2015 Project Cap Rate (Projected NOI)(1) : 5.4% - 6.0% Historic Performance and Valuation: (1) Based on previously disclosed forecasted net operating income after capital reserves (“NOI”) and previously disclosed forecasted hotel earnings before interest, taxes, depreciation and amortization (“EBITDA”). los angeles, california hotel palomar los angeles - westwood Competitive Set: This summary information sheet contains certain "forward-looking statements” relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected,” “planned” and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of November 20, 2014. We undertake no duty to update the information to conform to actual results or changes in our expectations. For additional information, please visit our website at www.pebblebrookhotels.com. Property Highlights:  Upper-upscale, full-service boutique hotel located in the high barrier-to-entry Westwood submarket of Los Angeles, CA  264 spacious guest rooms, including 24 suites, featuring high speed WiFi, 42” LCD flat-screen TV and ETRO bath amenities  BLVD 16 is a full-service restaurant that serves three meals daily as well as in-room dining and private dining  40-foot outdoor pool and deck with poolside food and beverage service  Over 5,000 square feet of flexible meeting space across eight meeting rooms, including the 2,100 square foot Premiere Ballroom  Fitness center with floor-to-ceiling windows and 24-hour business center  Five story, 435 space parking garage with valet parking  Ground lease term runs to 2107, assuming all extensions are exercised Acquisition Price: $78.7M ($298k per room) Location: Los Angeles, CA Acquired: November 20, 2014 Rooms: 264 Type: Upper Upscale, Full-Service Built: 1972 Last Renovated: 2008 Investment Highlights: Strengths  Attractive location with a diverse set of demand generators  West Los Angeles / Westwood market with excellent long-term supply and demand fundamentals  Continuation of Kimpton relationship  High-barrier-to-entry market Opportunities  Significant ADR gap to W Westwood and Comp Set  Upside from increased international visitation  West LA market occupancy is strong in recovery cycles and is at an all-time high  Improved cash flow through Pebblebrook asset management and best practices 52 3 1 4 60% 63% 65% 68% 70% 73% 75% 78% 80% 83% $90 $110 $130 $150 $170 $190 $210 $230 $250 ADR RevPAR Occupancy Prior Peak Occupancy* Hollywood-Beverly Hills Sub-Market Operating Performance Source: Smith Travel Research * Represents TTM peak occupancy for the Hollywood -Beverly Hills sub-market in the prior cycle. 2000-2013 ADR CAGR: 3.5% 2000-2013 RevPAR CAGR: 4.8%